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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.__)


Filed by the Registrant                             [ ]
Filed by a party other than the Registrant          [X]

  Check the appropriate box:

   [ ]   Preliminary Proxy Statement

   [ ]   Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))

   [ ]   Definitive Proxy Statement

   [X]   Definitive Additional Materials

   [ ]   Soliciting Material Pursuant  to Section 240.14a-12

                         MORTON'S RESTAURANT GROUP, INC.
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                (Name of Registrant as Specified In Its Charter)

                            BFMA HOLDING CORPORATION
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    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:

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        (2)  Aggregate number of securities to which transaction applies:

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        (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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        (4)  Proposed maximum aggregate value of transaction:

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        (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials:
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   [ ]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)  Amount Previously Paid:

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        (2)  Form, Schedule or Registration Statement No.:

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        (3)  Filing Party:

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        (4)  Date Filed:

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 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text
                               Proxy solicited by
                            BFMA Holding Corporation
                    For the Annual Meeting of Shareholders of
                         MORTON'S RESTAURANT GROUP, INC.


                              MAKE YOUR VOTE COUNT!

Dear Fellow Stockholder:

Since time is short and your vote at this year's Annual Meeting is so important, we have established a method to enable you to vote via toll-free ProxyGram. To be sure your vote is received in time, you are requested to vote using the toll-free ProxyGram procedure. Please follow the simple steps below. We thank you for your support.



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        TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY ARE
AVAILABLE TO ASSIST YOU NOW!!!

                                  INSTRUCTIONS

1.   Call Toll-Free 1-877-880-9547, anytime, day or night.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8042, Morton's Restaurant Group, Inc.

3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                  Name:                  (NA.1)
                  Broker:                (Broker)
                  Control Number:        (ControlNum)
                  Number of Shares:      (NumShares)

5.   Give the operator your voting preferences, using the proxy text below.

                         MORTON'S RESTAURANT GROUP, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF BFMA HOLDING CORPORATION
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                OR MANAGEMENT OF MORTON'S RESTAURANT GROUP, INC.

         The undersigned appoints Richard A. Bloom, Charles W. Miersch and Logan
D. Delany, Jr. and each of them, attorneys and agents with full power of substitution to vote, as designated below, all shares of common stock of Morton's Restaurant Group, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Stockholders of Morton's, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof.

         Unless contrary direction is given, this proxy will be voted for the election of the nominees listed in proposals 1 through 3 and for proposal 4 to ratify the appointment of KPMG LLP as independent auditors of the Company for the year ending December 29, 2001.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of Morton's held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.


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BFMA HOLDING CORPORATION RECOMMENDS A VOTE FOR THE ELECTION OF THE BFMA NOMINEES

1. ELECTION OF RICHARD A. BLOOM. To elect Richard A. Bloom to the Board of Directors of Morton's;

               (  ) FOR            (  ) WITHHOLD AUTHORITY

2. ELECTION OF LOGAN D. DELANY, JR. To elect Logan D. Delany, Jr. to the Board of Directors of Morton's;

               (  ) FOR            (  ) WITHHOLD AUTHORITY

3. ELECTION OF CHARLES W. MIERSCH. To elect Charles W. Miersch to the Board of Directors of Morton's;

               (  ) FOR            (  ) WITHHOLD AUTHORITY

4. RE-APPOINTMENT OF KPMG LLP. To re-appoint KPMG LLP, certified public accountants, as Morton's independent auditors for the fiscal year ending December 30, 2001;

              (  ) FOR            (  ) WITHHOLD AUTHORITY

5. In their discretion, the herein named attorneys and proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting, of which such persons are not made aware with a reasonable period of time prior to the Annual Meeting.


                              SECURITIES LAW LEGEND

         A PROXY STATEMENT DATED APRIL 26, 2001 DESCRIBING BFMA'S SOLICITATION OF PROXIES TO ELECT CLASS 3 DIRECTORS WAS PREPARED AND MAILED TO ALL SHAREHOLDERS. YOU SHOULD READ THE PROXY STATEMENT TO OBTAIN INFORMATION ABOUT BFMA HOLDING CORPORATION, ITS OFFICERS AND DIRECTORS, INCLUDING RICHARD A. BLOOM, LOGAN D. DELANY, JR., AND CHARLES W. MIERSCH. A COPY OF THE PROXY STATEMENT AND OTHER RELATED DOCUMENTS PREPARED BY OR ON BEHALF OF BFMA AND FILED WITH THE SEC ARE AVAILABLE FOR FREE, EITHER AT THE WEB SITE OF THE SEC (http://www.sec.gov) OR FROM BFMA BY WRITING TO: BFMA HOLDING CORPORATION, 50 EAST SAMPLE ROAD, POMPANO BEACH, FL 33064, ATTENTION: SECRETARY.